EXHIBIT 99.1
                                                                    ------------


                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Union Square Partners, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         Other

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring
Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners, GP, Ltd.

SIGNATURE:

Union Square Partners, L.P.



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Union Square Partners GP, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         Other

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Union Square Partners GP, L.P.



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Union Square Partners GP, Ltd.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         Other

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Union Square Partners GP, Ltd.



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Financial Services
                                               Private Fund II, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor

                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Capital Z Financial Services Private Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Financial Services
                                               Fund II, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor

                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Capital Z Financial Services Private Fund II, L.P.
By:  Capital Z Partners, L.P., its General Partner
By:  Capital Z Partners, Ltd., its General Partner



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Partners, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor

                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Capital Z Partners, L.P.
By:  Capital Z Partners, Ltd., its General Partner



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Partners, Ltd.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Capital Z Partners, Ltd.



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Management, LLC

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York 10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      NewStar Financial, Inc. (NEWS)

Date of Event Requiring

Statement (Month/Day/Year):                    11/29/07

Designated Filer:                              Union Square Partners GP, Ltd.

SIGNATURE:

Capital Z Partners, Ltd.



  /s/  Craig Fisher
---------------------------
Name:    Craig Fisher
Title:   General Counsel - Authorized Signatory


December 6, 2007
---------------------------
Date